                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)


Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Metropolitan Series Fund, Inc.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                         [NAME OF FILER IF APPLICABLE]
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:


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                       METROPOLITAN LIFE INSURANCE COMPANY

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                 GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                     LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
                    HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

To Life Insurance Policy and Annuity Contract Owners:

On November 17, 2000, a Special Meeting of Shareholders of the Loomis Sayles High Yield Bond Portfolio and the Harris Oakmark Large Cap Value Portfolio (the "Portfolios") of the Metropolitan Series Fund, Inc. (the "Fund") will be held in New York City for the purposes set forth in the attached Notice.

As you know, Metropolitan purchases shares of each Portfolio (the "Shares") for the corresponding investment divisions in the Metropolitan separate accounts funding your life insurance policy or annuity contract. At the Special Meeting, Metropolitan will vote the Shares of each Portfolio based on the instructions received from life insurance policy and annuity contract owners. You may give us voting instructions for the number of Shares of each Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 P.M., New York City time, on August 21, 2000.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE METROPOLITAN VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                 [METLIFE LOGO]
                                New York, NY 10010

                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

                    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO


To Policy Owners:

On November 17, 2000, a Special Meeting of Shareholders of the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") will be held in New York City for the purposes set forth in the attached Notice.

As you know, Metropolitan Tower purchases shares of the Loomis Sayles High Yield Bond Portfolio (the "Shares") for the corresponding investment divisions in the Metropolitan Tower separate account funding your policy. At the Special Meeting, Metropolitan Tower will vote the Shares of the Loomis Sayles High Yield Bond Portfolio based on the instructions received from policy owners. You may give us voting instructions for the number of Shares of the Loomis Sayles High Yield Bond Portfolio attributable to your policy as of the record time of 4:00 P.M., New York City time, on August 21, 2000.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE METROPOLITAN TOWER VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                                 [METLIFE LOGO]
                               New York, NY 10010

                     SECURITY FIRST LIFE INSURANCE COMPANY

              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

                    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO


To Annuity Contract Owners:

On November 17, 2000, a Special Meeting of Shareholders of the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") will be held in New York City for the purposes set forth in the attached Notice.

As you know, Security First purchases shares of the Loomis Sayles High Yield Bond Portfolio (the "Shares") for the corresponding investment divisions in the Security First separate account funding your annuity contract. At the Special Meeting, Security First will vote the Shares of the Loomis Sayles High Yield Bond Portfolio based on the instructions received from contract owners. You may give us voting instructions for the number of Shares of the Loomis Sayles High Yield Bond Portfolio attributable to your contract as of the record time of 4:00 P.M., New York City time, on August 21, 2000.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Special Meeting.

WE URGE YOU TO GIVE SECURITY FIRST VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM. PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                         METROPOLITAN SERIES FUND, INC.


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                    OF THE LOOMIS SAYLES HIGH YIELD BOND AND
                   HARRIS OAKMARK LARGE CAP VALUE PORTFOLIOS

Notice is hereby given that a Special Meeting of Shareholders of the Loomis Sayles High Yield Bond Portfolio and the Harris Oakmark Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") will be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on November 17, 2000, for the following purposes:

(1) To approve or disapprove a new Sub-Investment Management Agreement for the Loomis Sayles High Yield Bond Portfolio, such Agreement to be substantially identical to the current Sub-Investment Management Agreement for the Portfolio.

(2) To approve or disapprove a new Sub-Investment Management Agreement for the Harris Oakmark Large Cap Value Portfolio, such Agreement to be substantially identical to the current Sub-Investment Management Agreement for the Portfolio.

(3) To transact such other business as may properly come before the meeting.

     The record time for the determination of the number of votes entitled to be cast at the Special Meeting and the shareholders entitled to notice of and to vote at the meeting is 4:00 P.M., New York City time, on August 21, 2000.

By order of the Board of Directors.

                                                           Danne Bullock Johnson
                                                                       Secretary

September 5, 2000

                         METROPOLITAN SERIES FUND, INC.
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

            STATEMENT CONCERNING THE SPECIAL MEETING OF SHAREHOLDERS
                    OF THE LOOMIS SAYLES HIGH YIELD BOND AND
                 THE HARRIS OAKMARK LARGE CAP VALUE PORTFOLIOS
                               NOVEMBER 17, 2000

This Statement is furnished in connection with the solicitation of voting instructions for use at a Special Meeting of Shareholders of the Loomis Sayles High Yield Bond Portfolio and the Harris Oakmark Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") to be held on October 27, 2000. The voting instructions are being solicited on behalf of the Board of Directors of the Fund, Metropolitan Life Insurance Company ("Metropolitan"), Metropolitan Tower Life Insurance Company ("Metropolitan Tower") and Security First Life Insurance Company ("Security First"). The initial mailing of this statement and the enclosed voting instruction form to policy(C) and contract owners will be on or about September 5, 2000.

The proposals being voted on at the Special Meeting (the "Proposals") are the approval or disapproval of a new Sub-Investment Management Agreement for each of the Loomis Sayles High Yield Bond Portfolio (the "Loomis Portfolio") and the Harris Oakmark Large Cap Value Portfolio (the "Harris Portfolio") (together, the "Portfolios"), with the current sub-investment manager of each Portfolio. This is necessary because of a change in control of the majority owner of each sub-investment manager. Details of this transaction and the resulting Proposals are set forth on pages 3 to 9 of this Statement. The new Agreements are each substantially identical to the prior Agreements, and the sub-investment management fees will not change.

THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH PROPOSAL

THE INVESTMENT AND SUB-INVESTMENT ADVISERS AND THEIR FEES

Metropolitan, 1 Madison Avenue, New York, New York 10010 is registered as an investment adviser under the Investment Advisers Act of 1940. Metropolitan acts as investment adviser with respect to each Portfolio under an Investment Management Agreement for each Portfolio between the Fund and Metropolitan. The Investment Management Agreement for the Loomis Portfolio is dated March 3, 1997, the date the Portfolio commenced operations. The Investment Management Agreement for the Harris Portfolio is dated November 9, 1998, the date the Portfolio commenced operations.

Loomis, Sayles & Company, L.P. ("Loomis") is the sub-investment manager of the Loomis Portfolio. Loomis is a Delaware limited partnership. Its general

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partner is Loomis, Sayles & Company, Incorporated, a Massachusetts corporation
(the "Loomis General Partner"). Robert J. Blanding is the principal executive officer of Loomis. Mr. Blanding's principal occupation is Chairman and Chief Executive Officer of Loomis. The address of Loomis and the Loomis General Partner is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 555 California Street, San Francisco, California 94104. The Loomis General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest"). As of June 30, 2000, Loomis managed in excess of $67.3 billion for many private accounts and mutual fund portfolios. The Sub-Investment Management Agreement for the Portfolio is dated March 3, 1997.

Harris Associates, LP, ("Harris") is the sub-investment manager of the Harris Portfolio. Harris is a Delaware limited partnership. Its general partner is Harris Associates, Inc. (the "Harris General Partner"). Robert M. Levy is the principal executive officer of Harris. Mr. Levy's principal occupation is his position as President of Harris and President and Chief Executive Officer of the Harris General Partner. The address of Harris, the Harris General Partner and Mr. Levy is 2 North LaSalle Street, Chicago, Illinois 60602. The Harris General Partner is a direct wholly-owned subsidiary of Nvest Holdings, which in turn is a direct wholly-owned subsidiary of Nvest. As of June 30, 2000, Harris managed in excess of $11 billion for many private accounts and mutual fund portfolios. The Sub-Investment Management Agreement for the Portfolio is dated November 9, 1998, as amended on May 1, 2000.

For providing investment management services to the Loomis Portfolio, Metropolitan receives monthly compensation from the Portfolio at an annual rate of .70% of the average daily value of the aggregate net assets of the Portfolio. For providing investment management services to the Harris Portfolio, Metropolitan receives monthly compensation from the Portfolio at an annual rate of .75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million, and .70% of such assets on amounts in excess of $250 million.

For sub-investment management services with respect to the Loomis Portfolio, Loomis receives monthly compensation from Metropolitan at an annual rate of .50% of the average daily value of the aggregate net assets of the Loomis Portfolio. During 1999, the Loomis Portfolio paid to Metropolitan $359,652 investment management fees. In turn, Metropolitan paid to Loomis $256,894 sub-investment management fees. The Fund has no responsibility for the payment of fees to Loomis.

For sub-investment management services with respect to the Harris Portfolio, Harris receives monthly compensation from Metropolitan at an annual rate of .45% of the average daily value of the aggregate net assets of the Harris

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
Portfolio up to $100 million, .40% of such assets on the next $400 million, and
 .35% of such assets on amounts in excess of $500 million. During 1999, the Harris Portfolio paid to Metropolitan $192,890 investment management fees. In turn, Metropolitan paid to Harris $167,171 sub-investment management fees. The Fund has no responsibility for the payment of fees to Harris.

OTHER INFORMATION ABOUT THE INVESTMENT AND SUB-INVESTMENT MANAGEMENT AGREEMENTS

The Investment Management Agreement for each Portfolio provides that Metropolitan, subject to review by the Fund's Board of Directors, is responsible for the overall management of the Portfolio and has ultimate responsibility for making decisions to buy, sell or hold any particular security for the Portfolio. The current Sub-Investment Management Agreement for each Portfolio provides that the sub-investment manager, subject to review by the Fund's Board of Directors and by Metropolitan, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for that Portfolio.

The current Sub-Investment Management Agreement for the Loomis Portfolio was most recently approved by Metropolitan, the then sole shareholder of the Loomis Portfolio on March 3, 1997 in connection with the establishment of the Loomis Portfolio. The current Sub-Investment Management Agreement for the Harris Portfolio was most recently approved by Metropolitan, the then sole shareholder of the Harris Portfolio on November 9, 1998 in connection with the establishment of the Harris Portfolio. The Board of Directors of the Fund most recently approved each current Sub-Investment Management Agreement on May 2, 2000 in connection with the renewal of such current Agreement including all of the directors who were not "interested persons."

PROPOSALS:  (1) APPROVAL OR DISAPPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT
            AGREEMENT FOR THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

            (2) APPROVAL OR DISAPPROVAL OF A NEW SUB-INVESTMENT MANAGEMENT AGREEMENT FOR THE HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

BACKGROUND INFORMATION

The reason the Directors are proposing the new Sub-Investment Management Agreement for each Portfolio is that the current Sub-Investment Management Agreement for each Portfolio will terminate when the parent company of each of Loomis and Harris, Nvest, is acquired by CDC Asset Management ("CDC AM") (the "Transaction"). (A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergoes a significant change of ownership.) The respective

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Investment Management Agreement relating to each Portfolio is not affected by the Transaction.

Thus, the proposals relate to new Sub-Investment Management Agreements among the Fund, Metropolitan and Loomis, and the Fund Metropolitan and Harris, respectively. Each new Agreement was approved by the Board of Directors of the Fund and is now being proposed for approval by the shareholders of the related Portfolio. A copy of the new Sub-Investment Management Agreement for the Loomis Portfolio is attached hereto as Exhibit A, and a copy of the new Sub-Investment Management Agreement for the Harris Portfolio is attached hereto as Exhibit B. There are no material changes from the prior Agreements with Loomis and Harris except for the date of the Agreements (which will be the date that CDC AM acquires Nvest). Thus, the prior sub-investment management fees for each Portfolio will remain the same.

The Transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of Harris and Loomis and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Portfolio's shareholders of a new Sub-Investment Management Agreement for the Portfolio taken together with other clients' consents or approvals, could affect whether or not the Transaction occurs. The Transaction will result in the automatic termination of the current Sub-Invesment Management Agreements. If for some reason the Transacton does not occur, the automatic termination of the current Sub-Investment Management Agreements will not occur, and the new Sub-Investment Management Agreements will not be entered into, even if they have been approved by the Portfolios' shareholders.

INFORMATION CONCERNING THE TRANSACTION

The information set forth herein concerning the Transaction has been provided to the Fund by Nvest

Nvest's managing general partner, Nvest Corporation, is an indirect wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan. Nvest Corporation is also the sole general partner of Nvest, L.P., Nvest's advising general partner, Nvest, L.P., is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, Metropolitan owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including Loomis and Harris, to acquire limited partnership units of

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Nvest, L.P.) If the Transaction is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and Metropolitan will cease to own any partnership interest in Nvest. Metropolitan is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., Metropolitan and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to Loomis, Harris and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest could be reduced if a Portfolio's shareholders do not approve the new Sub-Investment Management Agreement for their Portfolio. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

As a result of the Transaction, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses

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d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

Various personnel of Nvest and of its affiliates, including Harris and Loomis, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

     Since January 1, 1999 no director or officer of the Fund purchased, sold or held more than 1% of the outstanding securities of any class of Nvest or Nvest L.P.

THE BOARD'S RECOMMENDATION AND EVALUATION

On August 1, 2000, the Board of Directors of the Fund, including all of the directors who were not "interested persons," voted to approve the new Sub-Investment Management Agreement with Loomis and the new Sub-Investment Management Agreement with Harris, and to recommend approval of each Agreement to the shareholders of the respective Portfolio.

In coming to this recommendation, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue a Portfolio's sub-advisory agreement as in effect from year to year. The Directors considered information about, among other things:

     o each sub-investment manager and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

     o the terms of the new Sub-Investment Management Agreements;

     o the scope and quality of the services that each sub-investment manager has been providing to the Portfolio;

     o the investment performance of the Portfolio and of similar funds managed by other investment managers;

     o the sub-investment management fee rates payable to each sub-investment manager by Metropolitan and by other funds and client accounts managed or sub-advised by each sub-investment manager, and payable by similar funds managed by other advisers (Exhibit C attached hereto contains information comparing each Portfolio's sub-investment management fee schedule to the fee schedule for other funds managed

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       or sub-managed by each sub-investment manager that have investment objectives similar to the Portfolios);

     o the total expense ratios of the Portfolios and of similar funds managed by other advisers;

     o each sub-investment manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios, and the brokers' and dealers' provision of brokerage and research services to each sub-investment manager (see "Certain Brokerage Matters" below for more information about these matters); and

     o compensation payable by the Portfolios to affiliates of each sub-investment manager for other services (see below for more information about this compensation).

In addition to reviewing these kinds of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects on each sub-investment manager and the Portfolios of the acquisition of Nvest by CDC AM. Among other things, the Directors considered:

     o the stated intention of Nvest and CDC AM that each sub-investment manager will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;

     o the stated intention of Nvest, CDC AM and each sub-investment manager that the acquisition not change the investment approach or process used by the sub-investment manager in managing the Portfolios;

     o representations of senior executives of each sub-investment manager and the portfolio managers of the Portfolios that they have no intention of terminating their employment with the sub-investment manager as a result of CDC AM's acquisition of Nvest, and representations of each sub-investment manager, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

     o certain actions taken by CDC AM, Nvest and each sub-investment manager to help retain and incent key personnel of Nvest and the sub-investment manager;

     o the general reputation and the financial resources of CDC AM and its parent organizations; and

     o the fact that the affiliate of Harris who currently provide brokerage services to the Harris Portfolio is willing to continue to do so following the acquisition, and that the compensation rates payable by the Harris

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       Portfolio for these services are not expected to change as a result of the acquisition.

In addition, the Directors considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser (INCLUDING A SUB-ADVISER SUCH AS EACH SUB-INVESTMENT MANAGER) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the sub-investment managers' parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Directors are required to satisfy this condition except that one of the interested directors may have to resign from the Board, at least temporarily.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

The Board also undertook its annual review of Loomis and Harris in connection with the renewal of each prior sub-investment management agreement in May 2000. In connection with those reviews, the Board had considered the nature, quality and extent of the services furnished by Loomis and Harris to the respective Portfolio, the experience of each of Loomis and Harris in investing in the securities markets, the reputation of each of Loomis and Harris as investment managers, the respective performance of Loomis and Harris in managing other portfolios, the comparative data as to fees and expense ratios of each Portfolio compared with other similar portfolios managed, respectively by Loomis and Harris and other investment managers, current and developing conditions in the variable product industry, especially relating to the need for investment managers independent of the issuer of the variable product, and various other factors. The Board was advised by Metropolitan that no material changes have occurred since these factors were considered.

Certain Brokerage Matters

In their consideration of the new Sub-Investment Management Agreements, the Directors took account of each sub-investment manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios, and the brokers' and dealers' provision of brokerage and research services to the sub-investment manager. Each sub-investment manager has informed the Directors that it does not expect to change these practices as a result of CDC AM's acquisition of Nvest. The following is a summary of these practices:

The sub-investment managers do not intentionally pay a broker-dealer brokerage commission or net price that is higher than another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided. The sub-investment managers rely on Section 28(e) of the Securities Exchange Act of 1934, which permits managers to pay higher commission rates if the manager determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided. Although it is difficult to place an exact dollar value on the research and statistical services received from broker-dealers, the sub-investment managers believe that these services tend to reduce a Portfolio's expenses in the long-run.

Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission paid, although the price usually includes undisclosed compensation.

The total amount of brokerage commissions paid by the Loomis Portfolio during 1999 was $1,966. The total amount of brokerage commissions paid by the Harris Portfolio during 1999 was $71,883.

Harris may cause portfolio transactions for the Harris Portfolio to be executed by Harris Associates Securities, L.P., a brokerage firm that is affiliated with Harris. The Harris Portfolio pays brokerage commissions to this brokerage firm for executing these portfolio transactions. Brokerage commissions paid to Harris Associates Securities, L.P. during 1999 totaled $50,582. This represented 70.37% of the total commissions paid by the Harris Portfolio during 1999 and 72% of the aggregate dollar amount of the transactions involving payment of commissions for the Harris Portfolio during 1999.

ADDITIONAL INFORMATION ABOUT METROPOLITAN

Pursuant to a distribution agreement entered into on May 16, 1983, between the Fund and Metropolitan, Metropolitan also performs all sales functions with respect to the sale of the Fund's shares and is the principal underwriter and distributor of the Fund's shares. Such shares are sold without sales charge and at their respective net asset values. No fees are paid by the Fund to Metropolitan for services provided under the distribution agreement.

RECORD OWNERS OF THE PORTFOLIO'S SHARES

As of the record time, the Fund had outstanding            shares of the Loomis
Portfolio and            shares of the Harris Portfolio. The shares of each
Portfolio are currently sold to Metropolitan and, in the case of the Loomis Portfolio, Metropolitan Tower and Security First as the record owners for allocation to the corresponding investment divisions of certain of their "separate accounts" that are registered as investment companies with the Securities and Exchange Commission. Most of those shares are attributable to variable annuity contracts and variable life insurance policies (collectively, the "Variable Contracts"), as discussed below. Other outstanding Portfolio shares are not attributable to Variable Contracts, because such shares are
(a) attributable to the insurance company's assets in one of the registered separate accounts, (b) held in a separate account that is not registered as an investment company, or (c) held in the insurance company's general account rather than in a separate account. The interest of the Fund's officers and Directors is, collectively, less than 1% of each Portfolio.

At the record time, Metropolitan held in its separate or general accounts
           Loomis Portfolio shares and            Harris Portfolio shares that,
for any of such reasons, were not attributable to Variable Contracts, and Metropolitan Tower held Loomis Portfolio shares.

HOW SHARES IN THE PORTFOLIO WILL BE VOTED AT THE SPECIAL MEETING

Record owners of common stock of each Portfolio as of 4:00 P.M., New York City time, on August 21, 2000 (the "record time"), will be entitled to vote and may cast one vote for each share held.

In accordance with their view of presently applicable law, Metropolitan, Metropolitan Tower and Security First will vote the shares of each Portfolio that are attributable to the Variable Contracts based on instructions received from owners of such Contracts that participate in the corresponding investment divisions in the separate accounts. The number of Portfolio shares held in the corresponding investment division of a separate account deemed attributable to each Variable Contract owner is determined by dividing a variable life insurance policy's cash value or a variable annuity contract's accumulation units, as the case may be, in that division by the net asset value of one share in that Portfolio. Fractional votes will be counted. The number of shares for which a Variable Contract owner has a right to give voting instructions is determined as of the record time for the special meeting. Owners of variable life insurance policies continued in effect as reduced paid-up or extended term insurance are not eligible to give voting instructions.

Portfolio shares held in an investment division attributable to Variable Contracts for which no timely instructions are received or that are not attributable to Variable Contracts will be represented at the meeting by the record owners and voted in the same proportion as the shares for which voting instructions are received for all Variable Contracts participating in the investment division. The Fund has been advised that Portfolio shares held in the general account or unregistered separate accounts of Metropolitan or its affiliates will be represented at the meeting by the record owners and voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the other shares that are voted in proportion to such voting instructions.

If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the meeting by a written revocation or later voting instruction form received by Metropolitan, by Metropolitan Tower or by Security First, as the case may be, at 1 Madison Avenue, New York, New York 10010. The expense of the voting instruction solicitation, which will be by mail but may also be by telephone, telegraph or personal interview conducted by personnel of Metropolitan, will be paid by Loomis, Harris, Nvest or CDC AM.

Upon the request of a Variable Contract owner, the Fund will furnish, without charge, a copy of the most recent annual and semi-annual reports of the Fund. Such request should be directed to Brian Mack, Metropolitan Life Insurance Company, Area 2H, 1 Madison Avenue, New York, New York 10010, 1-800-553-4459.

VOTE REQUIRED FOR APPROVAL

The voting on the approval of the Loomis Agreement is by the shareholders of the Loomis Portfolio only, and the voting on the approval of the Harris Agreement is by the shareholders of the Harris Portfolio only. Approval of each Agreement requires (a) 67% or more of the shares in the Portfolio to which the Agreement relates present at the meeting if the holders of more than 50% of the outstanding shares in that Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in that Portfolio.

DURATION OF AGREEMENTS

If approved, each Agreement will continue in effect until May 16, 2001. Thereafter, each Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of that Portfolio (as determined pursuant to the 1940 Act), and (b) by a majority of the directors who are not "interested persons" of any party to the Agreement. Each Agreement may be terminated without penalty on 60 days' written notice by the Board of Directors of the Fund, by Metropolitan, by

Loomis or Harris, respectively, or by the majority vote of the shareholders in that Portfolio, and will terminate automatically in the event of its assignment. In addition, each Agreement will also terminate in the event the Investment Management Agreement relating to the particular Portfolio is terminated.

ANNUAL MEETINGS AND PROPOSALS OF SHAREHOLDERS

The By-Laws of the Fund require an annual meeting only, unless the Board of Directors otherwise determines that there should be one, in years in which shareholder action is needed on any one or more of the following:

          (1) the election of directors;

          (2) approval of an investment advisory agreement;

          (3) ratification of the selection of independent auditors;

          (4) approval of a distribution agreement.

If any shareholder wishes to submit a proposal at the next Annual Meeting of Shareholders, which, if scheduled, will be held in April or May 2001, such proposal must be submitted to the Fund, 1 Madison Avenue, New York, New York 10010, Attention: Danne Bullock Johnson. Such proposal must be received on or before November 4, 2000 in order to be considered for any 2001 Annual Meeting.

OTHER BUSINESS

The Board of Directors knows of no other business that will come before the meeting. Should any matters other than those referred to above properly come before the meeting, it is the intention of Metropolitan and Metropolitan Tower to vote on such matters in their discretion.

September 5, 2000

                                                                       EXHIBIT A

                     LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
                       SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this     day of            , 2000, among Metropolitan Series
Fund, Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and Loomis, Sayles & Company, L.P., a Delaware limited partnership (the "Sub-Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of thirteen portfolios which are the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio, the State Street Research Diversified Portfolio, the GNMA Portfolio, the State Street Research Aggressive Growth Portfolio, the Equity Income Portfolio, the MetLife Stock Index Portfolio, the GFM International Stock Portfolio, the Scudder Global Equity Portfolio, the Loomis Sayles High Yield Bond Portfolio, the Janus Mid Cap Portfolio, and the T. Rowe Price Small Cap Growth Portfolio, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Loomis Sayles High Yield Bond Portfolio as set forth in the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement dated March 3, 1997 between the Fund and the Investment Manager (the "Loomis Sayles High Yield Bond Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Loomis Sayles High Yield Bond Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                     Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Loomis Sayles High Yield Bond Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus"). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.
                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement. Nothing in this Loomis Sayles High Yield Bond Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this

Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2001 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Loomis Sayles High Yield Bond Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions.

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                         Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices.

     Notices to be given hereunder shall be addressed to:

                   Fund:  Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund, Inc.
                          One Madison Avenue, Area 6E
                          New York, New York 10010

     Investment Manager:  Gary A. Beller, Esq.
                          Senior Executive Vice-President
                          and General Counsel
                          Metropolitan Life Insurance Company
                          One Madison Avenue, Area 11G
                          New York, New York 10010

 Sub-Investment Manager:  Daniel J. Fuss
                          Executive Vice President
                          Loomis, Sayles & Company, L.P.
                          One Financial Center
                          Boston, Massachusetts 02111

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                           METROPOLITAN SERIES
                                           FUND, INC.
                                           By
                                              ----------------------
                                              President

Attest:


-----------------------------
Secretary

                                           METROPOLITAN LIFE
                                           INSURANCE COMPANY
                                           By
                                              ----------------------

Attest:

-----------------------------
Assistant Secretary

                                           LOOMIS, SAYLES & COMPANY, L.P.
                                           By
                                              ----------------------

Attest:


-----------------------------
Secretary

                                    APPENDIX

                         LOOMIS, SAYLES & COMPANY, L.P.

                     METROPOLITAN SERIES FUND FEE SCHEDULE

                    LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

       .50% of the average daily value of the net assets of the Portfolio

                                                                       EXHIBIT B

                    HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
                   AMENDED SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this            , 2000, among Metropolitan Series Fund,
Inc., a Maryland corporation (the "Fund"), Metropolitan Life Insurance Company (the "Investment Manager"), a New York corporation, and Harris Associates L.P., a Delaware limited partnership (the "Sub-Investment Manager");

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Harris Oakmark Large Cap Value Portfolio as set forth in the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement dated October 30, 1998 between the Fund and the Investment Manager (the "Harris Oakmark Large Cap Value Portfolio Investment Management Agreement"); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the Harris Oakmark Large Cap Value Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                      Duties of the Sub-Investment Manager

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's Harris Oakmark Large Cap Value Portfolio (the "Portfolio") for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the "Prospectus") and provided to Sub-Investment Manager in writing. Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the "bunching" of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and, to the extent operationally feasible, at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will have the responsibility to monitor the investments of the Portfolio to the extent necessary for the Sub-Investment Manager to manage the Portfolio in a manner that is consistent with the investment objective and policies of the Portfolio set forth in the Registration Statement of the Fund, as from time to time amended, and communicated in writing to the Sub-Investment Manager, and consistent with applicable law, including, but not limited to, the Investment Company Act and the rules and regulations thereunder and the applicable provisions of the Internal Revenue Code and the rules and regulations thereunder (including, without limitation, subchapter M of the Code and the investment diversification aspects of Section 817(h) of the Code).

     The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information, including prices of securities in situations where a fair valuation determination is required or when a security cannot be priced by the Fund's accountants, with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio, including but not limited to any change in the personnel of the Sub-Investment Manager responsible for the day to day investment decisions made by the Sub-Investment Manager for the Portfolio and any material legal proceedings against the Sub-Investment Manager by the Securities and Exchange Commission relating to violations of the federal securities laws by the Sub-Investment Manager, and will furnish the Investment Manager and the Fund from time to time with similar material information that is believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.
                         Sub-Investment Management Fee

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement. Nothing in this Harris Oakmark Large Cap Value Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

     The Sub-Investment Manager agrees to notify promptly, upon written request, the Investment Manager if, for any other registered investment company having a substantially similar investment program, it agrees to (1) provide more services or bear more expenses for a comparable or lower fee; and (2) provide comparable services and bear comparable expenses for a lower fee.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property as well as the Sub-Investment Manager's. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender copies of the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Registration Statement, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                   Duration and Termination of this Agreement

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 2001 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, by the Investment Manager on thirty days' written notice to the Sub-Investment Manager and the Fund, or by the Sub-Investment Manager on sixty days' written notice to the Investment Manager and the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Harris Oakmark Large Cap Value Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions

     The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                          Amendments of this Agreement

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices

     Notices to be given hereunder shall be addressed to:

                   Fund:  Christopher P. Nicholas
                          President and Chief Operating Officer
                          Metropolitan Series Fund, Inc.
                          One Madison Avenue, Area 6E
                          New York, New York 10010

     Investment Manager:  Gary A. Beller, Esq.
                          Senior Executive Vice-President
                          and General Counsel
                          Metropolitan Life Insurance Company
                          One Madison Avenue, Area 11G
                          New York, New York 10010

 Sub-Investment Manager:  William Nygren, CFA
                          Partner and Portfolio Manager
                          Anita Nagler
                          Partner, General Counsel and
                          Chief Operating Officer
                          Harris Associates L.P.
                          Two North LaSalle Street
                          Chicago, Illinois 60602-3790

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties and the addresses set forth above. Notice shall be effective upon delivery.

                                           METROPOLITAN SERIES
                                           FUND, INC.
                                           By
                                              ----------------------------
                                              Christopher P. Nicholas

Attest:

-----------------------------
Danne Bullock Johnson

                                           METROPOLITAN LIFE
                                           INSURANCE COMPANY
                                           By
                                              ----------------------------
                                              Gary A. Beller

Attest:

-----------------------------
Cheryl D. Martino

                                           HARRIS ASSOCIATES L.P.
                                           By
                                              ----------------------------

Attest:

-----------------------------

                                    APPENDIX

                             HARRIS ASSOCIATES L.P.

                     METROPOLITAN SERIES FUND FEE SCHEDULE

                    HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

                         0.450% on the first $100MM
                         0.400% on the next $400MM
                         0.350% thereafter

         of the average daily value of the net assets of the Portfolio

                                   EXHIBIT C
       CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE SUB-INVESTMENT MANAGERS

     Each sub-investment manager acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Portfolio's, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.

LOOMIS PORTFOLIO

                                                                        LOOMIS' RELATIONSHIP TO OTHER
 OTHER FUND(S) WITH      NET ASSETS OF OTHER                             FUND (INVESTMENT MANAGER OR
 SIMILAR OBJECTIVES     FUNDS AT JUNE 30, 2000        FEE RATE(1)          SUB-INVESTMENT MANAGER)
---------------------   ----------------------    ------------------    -----------------------------
Loomis Sayles
Investment Trust-
Loomis Sayles High
Yield Fixed Income
Fund.................       $   33,434,222        .60% on all assets    Investment Manager

Loomis Sayles Funds-
Loomis Sayles High
Yield Fund...........       $1,719,168,650        .60% on all assets    Investment Manager

------------------

(1) Loomis Sayles has a contractual obligation to limit the overall expenses of each Fund to .75% of assets through Feburary 1, 2001.

HARRIS PORTFOLIO

OTHER
FUND(S) WITH                                                            HARRIS' RELATIONSHIP TO OTHER
SIMILAR         NET ASSETS OF OTHER                                      FUND (INVESTMENT MANAGER OR
OBJECTIVES     FUNDS AT JUNE 30, 2000            FEE RATE(2)               SUB-INVESTMENT MANAGER)
------------   ----------------------    ---------------------------    -----------------------------
Oakmark
Fund........       $2,086,327,823        1.00% up to $2.5 billion             Investment Manager
                                         .95% on next $1.25 billion
                                         .90% on next $1.25 billion
                                         .85% over $5 billion
                                         .80% over $10 billion

                                                          VOTING INSTRUCTION FORM
                                                                  FOR THE
           METROPOLITAN LIFE                          SPECIAL MEETING OF SHAREHOLDERS
           INSURANCE COMPANY                  OF THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
                                                     OF METROPOLITAN SERIES FUND, INC.


           Please fold and detach card at perforation before mailing


The undersigned hereby instructs Metropolitan Life Insurance Company ("Metropolitan") to vote the shares of the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Loomis Sayles High Yield Bond Portfolio of the Fund to be held at the Home Office of Metropolitan, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on November 17, 2000 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSAL. METROPOLITAN WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN WILL VOTE "FOR" THE PROPOSAL.

                                                Date ______, 2000

                                                    PLEASE SIGN IN BOX BELOW


     SAMPLE
FORM ID #: PROXY-
     (1098)
                                                 Signature--Please sign exactly
                                                as your name appears at left.
                                                                          ML-SGE

                   PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                     IN THE POSTAGE PAID ENVELOPE PROVIDED.

             IMPORTANT:  YOUR VOTING INSTRUCTION FORM IS NOT VALID
                    UNLESS IT IS SIGNED ON THE REVERSE SIDE.


           Please fold and detach card at perforation before mailing


TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                                                                FOR         AGAINST         ABSTAIN
1. Approval of a new Sub-Investment Management Agreement for the Loomis Sayles High             / /          / /             / /
   Yield Bond Portfolio of the Fund.

                                                                          ML-SGE

                                                          VOTING INSTRUCTION FORM
                                                                  FOR THE
           METROPOLITAN LIFE                          SPECIAL MEETING OF SHAREHOLDERS
           INSURANCE COMPANY                  OF THE HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
                                                     OF METROPOLITAN SERIES FUND, INC.


           Please fold and detach card at perforation before mailing


The undersigned hereby instructs Metropolitan Life Insurance Company ("Metropolitan") to vote the shares of the Harris Oakmark Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Harris Oakmark Large Cap Value Portfolio of the Fund to be held at the Home Office of Metropolitan, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on November 17, 2000 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSAL. METROPOLITAN WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTIONS GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN WILL VOTE "FOR" THE PROPOSAL.

                                                Date ______, 2000

                                                    PLEASE SIGN IN BOX BELOW


     SAMPLE
FORM ID #: PROXY-
     (1098)
                                                 Signature--Please sign exactly
                                                as your name appears at left.
                                                                          ML-SGE

                   PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                     IN THE POSTAGE PAID ENVELOPE PROVIDED.
             IMPORTANT:  YOUR VOTING INSTRUCTION FORM IS NOT VALID
                    UNLESS IT IS SIGNED ON THE REVERSE SIDE.


           Please fold and detach card at perforation before mailing


TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON A PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                                                                FOR         AGAINST         ABSTAIN
1. Approval of a new Sub-Investment Management Agreement for the Harris Oakmark Large           / /          / /             / /
   Cap Value Portfolio of the Fund.

                                                                          ML-SGE

                                                          VOTING INSTRUCTION FORM
                                                                  FOR THE
        METROPOLITAN TOWER LIFE                       SPECIAL MEETING OF SHAREHOLDERS
           INSURANCE COMPANY                  OF THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
                                                     OF METROPOLITAN SERIES FUND, INC.


           Please fold and detach card at perforation before mailing


The undersigned hereby instructs Metropolitan Tower Life Insurance Company ("Metropolitan Tower") to vote the shares of the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Loomis Sayles High Yield Bond Portfolio of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on November 17, 2000 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN TOWER AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSAL. METROPOLITAN TOWER WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, METROPOLITAN TOWER WILL VOTE "FOR" THE PROPOSAL.

                                                Date ______, 2000

                                                    PLEASE SIGN IN BOX BELOW

           SAMPLE
FORM ID #: PROXY-LOOMIS (1098)
                                                 Signature--Please sign exactly
                                                as your name appears at left.
                                                                          ML-SGE

                   PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                     IN THE POSTAGE PAID ENVELOPE PROVIDED.
             IMPORTANT:  YOUR VOTING INSTRUCTION FORM IS NOT VALID
                    UNLESS IT IS SIGNED ON THE REVERSE SIDE.


           Please fold and detach card at perforation before mailing


TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                                                                FOR         AGAINST         ABSTAIN
1. Approval of a new Sub-Investment Management Agreement for the Loomis Sayles High             / /          / /             / /
   Yield Bond Portfolio of the Fund.

                                                                          ML-SGE

                                                          VOTING INSTRUCTION FORM
                                                                  FOR THE
          SECURITY FIRST LIFE                         SPECIAL MEETING OF SHAREHOLDERS
           INSURANCE COMPANY                  OF THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
                                                     OF METROPOLITAN SERIES FUND, INC.


           Please fold and detach card at perforation before mailing


The undersigned hereby instructs Security First Life Insurance Company ("Security First") to vote the shares of the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Series Fund, Inc. (the "Fund") as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Loomis Sayles High Yield Bond Portfolio of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on November 17, 2000 and at any adjournments thereof, as indicated on the reverse side.

SECURITY FIRST AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE "FOR" THE PROPOSAL. SECURITY FIRST WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, SECURITY FIRST WILL VOTE "FOR" THE PROPOSAL.

                                                Date ______, 2000

                                                    PLEASE SIGN IN BOX BELOW


           SAMPLE
FORM ID #: PROXY-LOOMIS (1098)
                                                 Signature--Please sign exactly
                                                as your name appears at left.
                                                                          ML-SGE

                   PLEASE RETURN YOUR VOTING INSTRUCTION FORM
                     IN THE POSTAGE PAID ENVELOPE PROVIDED.
             IMPORTANT:  YOUR VOTING INSTRUCTION FORM IS NOT VALID
                    UNLESS IT IS SIGNED ON THE REVERSE SIDE.


           Please fold and detach card at perforation before mailing


TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                                                                FOR         AGAINST         ABSTAIN
1. Approval of a new Sub-Investment Management Agreement for the Loomis Sayles High             / /          / /             / /
   Yield Bond Portfolio of the Fund.

                                                                          ML-SGE